Income Taxes - Schedule of Net Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2024	Mar. 31, 2024	Mar. 31, 2023
Deferred tax assets:
Start-up/organization costs	$ 503,920	$ 371,785	$ 221,180
Deferred tax liability:
Accrued dividend income	(15,698)	(51,045)	(48,070)
Total deferred tax assets	488,222	320,740	173,110
Valuation allowance	(503,920)	(371,785)	(221,180)
Deferred tax liability, net	$ (15,698)	$ (51,045)	$ (48,070)